SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2006 (June 13, 2006)

INVESTORS FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-26996	04-3279817
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (617) 937-6700

No change since last report

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Today, Investors Financial Services Corp. (the “Company”) announced that on June 13, 2006 its Board of Directors authorized a repurchase plan of up to $150 million of the Company’s common stock through June 30, 2007. Depending upon prevailing market conditions and other factors, there can be no assurance that any or all authorized shares will be purchased pursuant to the plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.

	By:	/s/ Kevin J. Sheehan
Kevin J. Sheehan
Chief Executive Officer and
Chairman of the Board

Dated: June 15, 2006